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                                                                   Exhibit 10.33


                               THIRD AMENDMENT OF
                      ADMINISTRATIVE AND ADVISORY AGREEMENT

         This Third Amendment of Administrative and Advisory Agreement ("Amendment") is made as of January 1, 2002, by and between CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership ("Owner") and CEDAR BAY REALTY ADVISORS, INC., a New York corporation ("Advisor").

                                   BACKGROUND

         (a) Cedar Income Fund, Ltd. and Advisor entered into an Administrative and Advisory Agreement ("Original Agreement") dated as of April 2, 1998 with respect to day-to-day administrative functions.

         (b) Cedar Income Fund, Ltd. assigned to Owner, and Owner assumed, all of its rights and obligations under the Original Agreement, pursuant to an Assignment of Administrative and Advisory Agreement ("Assignment") dated as of April 30, 1999.

         (c) Owner and Advisor amended the Original Agreement by Amendment of Administrative and Advisory Agreement dated as of August 21, 2000 (the "First Amendment") which extended the term of the Original Agreement.

         (d) Owner and Advisor further amended the Original Agreement by Second Amendment of Administrative and Advisory Agreement dated as of August 21, 2000 (the "Second Amendment") which deferred certain fees payable to Advisor until the expiration or earlier termination of the Original Agreement, as amended (the Original Agreement as Assigned by the Assignment and amended by the First Amendment and Second Amendment is hereinafter referred to as the "Agreement").

         (e) Owner and Advisor desire to modify the formula for calculation of acquisition and disposition fees payable to Advisor for transactions closed on or after January 1, 2002.

         NOW, THEREFORE, in consideration of the agreements and covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Owner and Advisor agree as follows:

         (1) With respect to transactions closed on or after January 1, 2002, the acquisition fee described in Section 5.A.(2) shall be reduced from five percent (5%) to one percent (1%) of the gross purchase price and the disposition fee described in Section 5.A.(3) shall be reduced from three percent (3%) to one percent (1%) of the gross sales price. The foregoing reductions shall not apply to any transaction closed prior to January 1, 2002, whether or not the applicable fee has been paid to date.

         (2) Except as modified by this Amendment, and as so modified, the parties hereto ratify and confirm the Agreement in all respects.

         (3) This Amendment may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement is sought.

         (4) This Amendment contains the entire understanding between the parties with respect to the matters contained herein.

         (5) This Amendment shall be binding upon, and inure to the benefit of, the parties hereto, their respective legal representatives, successors and assigns.

         (6) This Amendment shall be governed and construed in accordance with the laws of the State of New York.


                                            OWNER:
                                            CEDAR INCOME FUND PARTNERSHIP, L.P.
                                            By:  Cedar Income Fund, Ltd.,
                                                 general partner


                                                 By:/s/ Leo S. Ullman
                                                    ----------------------------
                                                    Name:  Leo S. Ullman
                                                    Title: President


                                            ADVISOR:
                                            CEDAR BAY REALTY ADVISORS, INC.

                                             By: /s/ Brenda J. Walker
                                                 -------------------------------
                                                 Name:  Brenda J. Walker
                                                 Title: Vice President